                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

              CALIFORNIA COMMUNITY BANCSHARES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                             REGISTRANT
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 2000
                                   6:00 P.M.

                            ------------------------

Dear Stockholder:

    The Annual Meeting of Stockholders of California Community
Bancshares, Inc., a Delaware corporation and bank holding company, will be held at Coyote Hills Country Club, 1440 East Bastanchury Road, Fullerton, California on Tuesday, October 24, 2000 at 6:00 p.m.

    The Annual Meeting of Stockholders will be held for the following purposes:

    1.  To elect Directors;

    2. To approve the California Community Bancshares, Inc. 1999 Stock Option Plan;

    3. To ratify the appointment of KPMG LLP as the Company's independent public accountants; and

    4.  To transact such other business as may properly come before the meeting.

    The names of the Board of Directors' nominees to be Directors of California Community Bancshares, Inc. are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

    The Bylaws of California Community Bancshares, Inc. provide for the nomination of directors in the following manner:

    Subject to the rights of holders of any series of Preferred Stock of the Corporation to elect directors under specified circumstances, nominations for the election of directors may be made only (i) by or at the direction of the Board, or (ii) by any stockholder of record entitled to vote in the election of directors generally who complies with the procedures set forth in this Section 2.8. Subject to the foregoing, only a stockholder of record entitled to vote in the election of directors generally may nominate persons for election as a director at a meeting of stockholders, and only if written notice of such stockholder's intent to make a nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation and has been received by the Secretary not later than the following dates: (i) with respect to an election to be held at an annual meeting of stockholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day that is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth (10th) day following the date on which notice of such meeting is first mailed by the Corporation to its stockholders.

    Only stockholders of record at the close of business on September 15, 2000 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          J. Thomas Byrom,
                                          SECRETARY

San Francisco, California
September 25, 2000

    PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ADDRESSED ENVELOPE.

                                                      Mailed to stockholders on
                                                      or
                                                      about September 25, 2000

                            ------------------------

                                PROXY STATEMENT
                                       OF
                     CALIFORNIA COMMUNITY BANCSHARES, INC.
                         ONE MARITIME PLAZA, SUITE 825
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 434-1236

                            ------------------------

                    INFORMATION CONCERNING THE SOLICITATION

VOTE BY PROXY

    This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of California Community Bancshares, Inc., a Delaware corporation and bank holding company (the "Company" or "CCB"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held at the Coyote Hills Country Club, 1440 East Bastanchury Road, Fullerton, California at 6:00 p.m. on Tuesday, October 24, 2000 and at all adjournments thereof (the "Meeting").

    Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date delivered to the Secretary of the Company. Such Proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

    Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

    FOR the election of all nominees for director named herein;

    FOR the approval of the California Community Bancshares, Inc. 1999 Stock Option Plan;

    FOR ratification of the selection of KPMG LLP as the Company's independent public accountants.

    In the event a stockholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made. In addition, such shares will, at the Proxyholders' discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS ENCLOSED WITH THIS PROXY STATEMENT.

COST OF PROXY SOLICITATION

    The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

VOTE REQUIRED

    The two (2) nominees receiving a plurality of the votes of the shares of the Company's Common Stock represented and entitled to vote at the Meeting will be elected directors of the Company.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting is necessary for approval of the Company 1999 Stock Option Plan.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting is necessary for the ratification of the selection of auditors.

METHOD OF COUNTING VOTES

    Holders of the Company's Common Stock are entitled to one vote for each share held, except that stockholders may have cumulative voting rights with respect to the election of directors. If cumulative voting is utilized, each stockholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or may distribute the same number of votes among as many candidates as the stockholder desires. No stockholder may cumulate votes unless the name of any candidate for which such votes would be cast has been placed in nomination prior to the voting and, also prior to the voting at the Annual Meeting, at least one stockholder has given notice of that stockholder's intention to cumulate that stockholder's votes at the meeting. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice nor to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a stockholder is given in proper form at the Annual Meeting, in which instance the Board of Directors intends to vote cumulatively all of the shares subject to proxies held by it in favor of the nominees for office as set forth herein. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

    Lynn M. Hopkins, an employee of the Company, has been appointed by the Board of Directors to serve as the Inspector of Election, and will tabulate votes cast at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

STOCKHOLDERS ENTITLED TO VOTE

    Only stockholders of record on September 15, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on that date, the Company had outstanding 26,312,576 shares of its no par value Common Stock (the "Common Stock").

                             PRINCIPAL STOCKHOLDERS

    As of the Record Date, no person or group known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

                                                      AMOUNT AND NATURE OF   PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP   SHARES BENEFICIALLY OWNED
------------------------------------                  --------------------   -------------------------
California Community Financial Institutions Fund ...       25,476,074(1)                95.6%
  Limited Partnership
  One Maritime Plaza, Suite 825
  San Francisco, CA 94111

Ronald W. Bachli(2) ................................       25,476,074(1)                95.6%
  President, Chief Executive Officer and Director
  One Maritime Plaza, Suite 825
  San Francisco, CA 94111

Richard W. Decker, Jr.(2) ..........................       25,476,074(1)                95.6%
  Chairman of the Board and Director
  One Maritime Plaza, Suite 825
  San Francisco, CA 94111

------------------------

(1) The California Community Financial Institutions Fund Limited Partnership (the "California Fund") is the beneficial owner of 25,129,433 shares of Company Common Stock and 346,641 shares of Company Common Stock issuable upon conversion of the PIB Debentures calculated using principal and accrued interest calculated through the Record Date.

(2) Mr. Bachli, the President, Chief Executive Officer and a director of the Company and Mr. Decker, Chairman of the Board and a director of the Company are principals of Belvedere Capital Partners LLC ("Belvedere"). Belvedere is the general partner of the California Fund.

                                 PROPOSAL NO. 1
                      ELECTION OF DIRECTORS OF THE COMPANY

    The Bylaws of the Company provide a procedure for nomination and election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting and, upon his or her instruction, the Inspector of Election may disregard all votes cast for such nominee(s).

    The Bylaws of the Company provide that the Board will consist of not less than four nor more than thirteen directors. The number of directors is set by the Board and is currently set at eight. The Board is divided into three classes of directors with overlapping three-year terms. There are two Class A directors whose terms expire at the 2000 Annual Meeting. The remaining directors' terms will continue until the 2001 and 2002 Annual Meetings of Stockholders.

    Nominees for re-election as Class A directors recommended by the Board of Directors are J. Thomas Byrom and Clifford R. Ronnenberg. Each of these individuals has agreed to serve a three-year term as director.

    All Proxies will be voted "FOR" the election of the two nominees recommended by the Board of Directors, unless authority to vote for the election of directors is withheld. If either of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that either nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

    The following table sets forth certain information with respect to the directors of the Company, as well as all directors and officers of the Company as a group. All of the shares shown in the following table are owned both of record and beneficially and the person named possesses sole voting power, except as otherwise indicated in the notes to the table.

                                                                                     SHARES BENEFICIALLY
                                                                                         OWNED AS OF
                                                                                       THE RECORD DATE
                                                                                    ---------------------
                                              POSITIONS AND OFFICES      DIRECTOR                PERCENT
DIRECTORS AND NOMINEES           AGE          HELD WITH THE COMPANY       SINCE       AMOUNT     OF CLASS
----------------------         --------   -----------------------------  --------   ----------   --------
Ronald W. Bachli(1)..........     59      President, Chief Executive       1999     25,476,074    95.56%
                                          Officer and Director

Richard W. Decker, Jr.(1)....     56      Chairman of the Board and        1999     25,476,074    95.56%
                                          Director

J. Thomas Byrom..............     53      Secretary and Director           1999              0        *

Joseph P. Heitzler(2)........     56      Director                         1999          1,210        *

Robert J. Kushner(3).........     49      Director                         1999         13,785        *

Larry D. Mitchell(4).........     57      Director                         1999          7,382        *

Clifford R. Ronnenberg(5)....     62      Director                         1999         76,647        *

Jaynie Miller Studenmund.....     46      Director                         1999              0        *

All directors and officers of
  the Company as a group
  (11 in number)(6)..........                                                       25,628,873    95.88%

------------------------

*   Less than one percent

(1) See Notes (1) and (2) to Principal Stockholders.

(2) Includes 457 shares of Company Common Stock which may be purchased on the exercise of stock options.

(3) Includes 13,785 shares of Company Common Stock which may be purchased on the exercise of stock options.

(4) Includes 7,382 shares of Company Common Stock which may be purchased on the exercise of stock options.

(5) Includes 11,435 shares of Company Common Stock which may be purchased on the exercise of stock options.

(6) Includes 418,422 shares of Company Common Stock which may be issuable upon conversion of certain Company-assumed debt obligations of the former parent corporation, Pacific Inland Bancorp, of a subsequently-absorbed subsidiary of the Company, Security First Bank (the "PIB Debentures") or purchased on the exercise of stock options.

    The following table sets forth certain information with respect to the executive officers (1) of the Company:

                                                      POSITIONS HELD                   OFFICER OF THE
NAME                        AGE                      WITH THE COMPANY                  COMPANY SINCE
----                      --------   ------------------------------------------------  --------------
Ronald W. Bachli........     59      President, Chief Executive Officer and Director        1999

J. Thomas Byrom.........     53      Secretary and Director of the Company                  1999

Harvey Ferguson.........     63      Executive Vice President and Chief                     2000
                                     Administrative Officer

David E. Hooston........     44      Chief Financial Officer                                2000

Lynn M. Hopkins.........     33      Controller                                             2000

------------------------

(1) As used throughout this Proxy Statement, the term "executive officer" means the president, any vice president in charge of a principal business unit or function, any other officer or person who performs a policy making function for the Company, and any executive officer of the Company's subsidiaries who performs policy making functions for the Company.

    Each executive officer serves on an annual basis and must be selected by the Board of Directors annually pursuant to the Bylaws of the Company.

    The following information with respect to the principal occupation and employment of each director and executive officer, the principal business of the corporation or other organization in which such occupation and employment is carried on, and in regard to other affiliations and business experience during the past five (5) years, has been furnished to the Company by the respective directors and executive officers.

    RONALD W. BACHLI has been President, Chief Executive Officer and a director of the Company since its incorporation in September 1999. He also has been Vice Chairman and a managing member of Belvedere and Vice Chairman and director of its predecessor since December 1998. He is a Director and Chairman of the Board of Directors of Placer Sierra Bank ("PSB"), Sacramento Commercial Bank ("SCB") and Bank of Orange County ("BOC") (each of PSB, SCB and BOC are collectively referred to hereinafter as the "Banks"), and President, Chief Executive Officer and a director of Placer Capital Co. ("PCC"). Mr. Bachli received his B.S. in Finance from the University of San Francisco in 1962 and his Juris Doctor degree from the University of San Francisco School of Law in 1972. From 1982 until joining the general partner of the California Fund in late 1998 Mr. Bachli was a banking partner in the firm of Lillick & Charles LLP where he specialized in regulatory law, corporate finance, and mergers and acquisitions for financial institutions.

    RICHARD W. DECKER, JR. has over 29 years of banking experience. Mr. Decker is a managing member of Belvedere and was the President and a co-founder of its predecessor. Mr. Decker was Chairman of the Board of Directors and Co-Chief Executive Officer of California Financial Bancorp ("CFB") (which was merged with and into the Company on December 14, 1999), from January 1, 1999 to April 30, 1999. He is the Chairman of the respective Boards of Directors of the Company and PCC, and also serves on the Boards of Directors of SCB, PSB and BOC.
Mr. Decker is also a director of Cerritos Valley Bancorp, which has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Decker was co-founder and Vice Chairman of Independent Bancorp of Arizona. Mr. Decker assisted in the foundation of Pan American Savings Bank, where he served for four years as a director and chairman of the audit committee. Previously, he served as President, Chief Executive Officer and director of WestAmerica Bank, headquartered in Marin County, California, and worked for 15 years in senior management positions at First Interstate Bank of California, leaving in 1988 as Executive Vice President, Chief Administrative Officer and a member of the bank's "managing committee". Mr. Decker earned his B.S. degree from Long Beach State University in 1967 and an M.B.A. in 1969. In 1970, he earned an additional graduate degree from the American Graduate School of International Management (Thunderbird). In addition, he completed the Graduate School of Credit and Financial Management at Stanford Business School and in 1986 completed the Advanced Management Program
(AMP) at Harvard Business School.

    J. THOMAS BYROM has been Chief Financial Officer of Belvedere and its predecessor since 1997. He is secretary and a director of the Company, and is a director of PCC. Prior to joining Belvedere, Mr. Byrom was President and Chief Financial Officer of Tracy Federal Bank, F.S.B., in Tracy, California. Earlier in his career, Mr. Byrom was Senior Vice President in the finance division at 1st Nationwide Bank, and Vice President in charge of profit planning at Wells Fargo Bank.

    JOSEPH P. HEITZLER is a director of the Company. Mr. Heitzler is president of National Mobile Television, Inc., a worldwide and the nation's largest provider of mobile broadcasting facilities. Until July of 1997 when he sold the business to National Mobile Television, Inc., Mr. Heitzler was president of VTE Mobile Television, Inc. a major provider of mobile broadcasting facilities, primarily for sporting events. Prior to becoming involved with VTE Mobile Television, Inc., Mr. Heitzler was senior executive producer of CBS
Sports, Inc. and an Emmy winning producer of NFL Football. Subsequently,
Mr. Heitzler was president of Forum Sports Entertainment, Inc. the then parent company of the Los Angeles Lakers, Los Angeles Kings and the Forum.

    ROBERT J. KUSHNER is a director and Chairman of the Audit Committee of the Company and a director and Chairman of the Audit Committee of BOC. Mr. Kushner is a certified public accountant, and has been a principal of the accounting firm of Kushner, Smith, Joanou & Gregson LLP since 1979. Mr. Kushner received a B.S. degree in accounting and finance from the University of Southern California in 1973. Mr. Kushner's previous experience related to audit management positions with two different international accounting firms. He was an appointed member of the State Board of Accountancy's Administrative Committee and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

    LARRY D. MITCHELL is a director of the Company, SCB and PSB. Mr. Mitchell has 29 years of experience in the computer industry with the Hewlett Packard Company. Prior to his retirement in October 1997, he was site general manager of Hewlett Packard, Roseville, California. Mr. Mitchell earned an A.B. degree in Engineering Science from Dartmouth College and an M.B.A. from the Stanford Business School. Mr. Mitchell serves as a director of the Finisar Corporation (which has a class of securities registered under Section 12(g) of the Exchange
Act) and a director of numerous non-profit community organizations.

    CLIFFORD R. RONNENBERG is a director of the Company and of BOC.
Mr. Ronnenberg is Chairman, Chief Executive Officer and principal stockholder of CR&R, Incorporated, a leading environmental management, hauling and recycling company serving Southern California. Mr. Ronnenberg also owns Haulaway Storage Containers with business service operations in seven western states and serves as Vice President of Ronnenberg Inc., a family owned mobile home park management company.

    JAYNIE MILLER STUDENMUND is a director of the Company. Ms. Studenmund is President and Chief Operating Officer of PayMyBills.com, an idealab! Company that provides bill management and electronic payment services via the internet. On August 22, 2000, PayMyBills.com announced plans to merge with PayTrust, the other leader in the bill management field. From 1985 through 1996, Ms. Studenmund worked in a variety of management positions for First Interstate Bank of California, including Executive Vice President for the Retail Banking Group, Area Manager for Southern California, and Chief Marketing Officer. Following First Interstate Bank, Ms. Studenmund served as the Executive Vice President for Retail Banking for Great Western Bank and Home Savings of America. She was recruited to these savings and loan giants to help with their rapid turnaround and conversion to more "bank-like" capabilities. Her experience prior to banking includes serving as a management consultant at Booz, Allen & Hamilton. Ms. Studenmund has a B.A. from Wellesley College and an M.B.A. from the Harvard Business School.

    HARVEY FERGUSON is the Executive Vice President and Chief Administrative Officer of the Company. Mr. Ferguson served as the President and Chief Executive Officer of CFB from April 1999 through December 1999. Mr. Ferguson served as Chief Executive Officer and a director of BOC from January 1999 through September 2000. Prior to CFB's acquisition of BOC in 1999, Mr. Ferguson served as the Chief Executive Officer, President and a director of BOC from 1993.

    DAVID E. HOOSTON is the Chief Financial Officer of the Company and of PCC. From 1998 through April 30, 1999 Mr. Hooston served as President, Chief Operating Officer and director of CFB. Mr. Hooston was the Chief Financial Officer of SFB from 1995 through 1998. From 1991 through 1994 he was an independent financial consultant. From 1984 through 1991 Mr. Hooston served as the Chief Financial Officer for ValliCorp Holdings, Inc., a multi-bank holding company headquartered in Fresno, California. Mr. Hooston worked for the international accounting firm of PriceWaterhouse Coopers between 1979 and 1984 serving clients in the financial services, high-tech and healthcare industries. He received his B.A. in Business Economics from the University of California, Santa Barbara in 1979.

    LYNN M. HOPKINS is the Controller of the Company. Prior to joining the Company, Ms. Hopkins was the Senior Vice President and Controller of Western Bancorp, a bank holding company, headquartered in Newport Beach, California, from August 1998. Prior to joining Western Bancorp, Ms. Hopkins was a Senior Manager with KPMG LLP in the financial services assurance practice. Ms. Hopkins received her B.A. degree in Economics from the University of California, Los Angeles in 1989.

    No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

    Except as specifically noted above, no director of the Company is a director of any other company with a class of securities registered pursuant to section 12 or subject to the requirements of section 15(d) of the Exchange Act or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

    The Board of Directors held four (4) meetings in 1999. During 1999 each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he or she served, except for Director Larry D. Mitchell who joined the Board of Directors on December 13, 1999 and attended 67% of such meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

    The Board of Directors of the Company has established a standing Audit Committee, with Mr. Kushner as the Chairman and Messrs. Byrom, Heitzler and Mitchell as members. The Audit Committee recommends to the Board of Directors for its approval a certified public accounting firm to conduct the Company's annual audit. The Audit Committee also (i) confers from time to time with the Company's certified public accountants regarding their audit work and the details thereof, and maintains a communication link between the Company's certified public accountants and the Company's Board of Directors; (ii) reviews management letters from the Company's certified public accountants;
(iii) oversees and evaluates the internal audit function to ascertain that professional internal auditing is performed throughout the Company and its subsidiaries; (iv) approves revisions in policies related to accounting, risk and internal control matters and meets and consults with the Company's executive and financial officers to discuss accounting policies; (v) reviews staffing of the Company's accounting and financial departments and makes recommendations to the Board of Directors relating to these departments; (vi) reviews, before publication, the Company's annual consolidated financial statements and any other financial statements deemed to be appropriate by the Committee; and (vii) provides assistance and recommendations to the Board of Directors with respect to the general financial needs, policies and practices of the Company.

    During the year 2000, the Board of Directors established an ALCO Committee, which consisted of Mr. Byrom as Chairman and Messrs. Bachli, Decker and Kushner. The ALCO Committee's primary responsibilities were to establish and monitor management's compliance with consolidated limits for exposure to interest rate risk; provide a forum for the Company's subsidiaries to communicate issues and to seek guidance regarding interest rate risk, concentration risk, asset/liability volume, mix and pricing, and investments and liquidity; provide direction to Company staff regarding management of liquidity and investments; and report to the Board of Directors on the Company's interest rate risk exposure, asset/ liability management at the Company's subsidiaries and management of liquidity and investments. As of August 29, 2000 the functions of the ALCO Committee were transferred to and assumed by the Audit Committee, and the ALCO Committee was abolished.

    The Audit Committee had four (4) meetings in 1999.

COMPENSATION AND PERSONNEL COMMITTEE

    The Compensation and Personnel Committee of the Board of Directors consists of Mr. Heitzler as Chairman and Messrs. Decker, Kushner and Ronnenberg. The Compensation and Personnel Committee's responsibilities include participating in the consideration and selection of the Company's senior executive officers, reviewing all executive officer employment agreements prior to their approval by the Board of Directors, recommending to the Board of Directors annual performance goals for the Company's executive officers, measuring and reporting to the Board of Directors the annual performance of the Company's executive officers, recommending to the Board of Directors base pay, annual bonus awards, and long term incentive awards for the Company's executive officers, recommending to the Board of Directors compensation and benefit plans for employees of the Company, reviewing all human resource plans and policies of the Company and recommending changes as appropriate to the Board of Directors, recommending to the Board of Directors programs for management development and executive retention and evaluating the state of employee relations, and recommending actions to the Board of Directors as appropriate.

    The Compensation and Personnel Committee had no meetings in 1999.

MARKETING COMMITTEE

    The Marketing Committee of the Board of Directors consists of Ms. Studenmund as Chairperson and Messrs. Decker, Heitzler and Kushner. The primary responsibility of the Marketing Committee is to oversee communications with employees, customers and stockholders. This responsibility includes preparation of the annual report, planning for the annual stockholders' meeting, and communicating the Company's mission and corporate values.

    The Marketing Committee had no meetings in 1999.

TECHNOLOGY COMMITTEE

    The Technology Committee of the Board of Directors consists of Mr. Mitchell as Chairman and Messrs. Byrom and Decker. The Technology Committee's primary responsibility is to guide the use of technology resources throughout the Company and its subsidiaries, and insure that such resources contribute to the Company's overall goals.

    The Technology Committee had no meetings in 1999.

    The Company does not have a nominating committee. The Board of Directors of the Company performs the functions of this committee.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

    The following table sets forth a summary of the compensation paid during the Company's past three fiscal years for services rendered in all capacities to Richard W. Decker, Jr., Chairman of the Board of Directors and Co-Chief Executive Officer of the Company from January 1, 1999 to April 30, 1999, Harvey Ferguson, who served as President and Chief Executive Officer from May 1, 1999 to December 14, 1999 (who also serves as Chief Executive Officer of Bank of Orange County and was the only executive officer of the Company whose annual compensation exceeded $100,000 for 1999), and Ronald W. Bachli, President and Chief Executive Officer of the Company since September, 1999 (collectively, Messrs. Decker, Ferguson and Bachli are referred to herein as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                    ANNUAL COMPENSATION                COMPENSATION
                                         -----------------------------------------   AWARDS/SECURITIES
                                                                    OTHER ANNUAL        UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)   BONUS ($)   COMPENSATION ($)      OPTIONS (#)      COMPENSATION ($)
---------------------------   --------   ----------   ---------   ----------------   -----------------   ----------------
RONALD W. BACHLI, .......       1999           -0-         -0-          -0-                   -0-                  -0-
  President and Chief           1998           N/A         N/A          N/A                   N/A                  N/A
  Executive Officer(1)          1997           N/A         N/A          N/A                   N/A                  N/A

RICHARD W. DECKER,              1999           -0-         -0-          -0-                   -0-                  -0-
  JR., ..................       1998           N/A         N/A          N/A                   N/A                  N/A
  Chairman of the Board of      1997           N/A         N/A          N/A                   N/A                  N/A
  Directors and Co-Chief
  Executive Officer(2)

HARVEY FERGUSON, ........       1999      $153,000    $100,000          -0-               110,287(3)        $  176,500(4)
  President and Chief           1998      $130,000    $ 15,000          -0-                   -0-           $1,166,020(5)
  Executive Officer(2)          1997           N/A         N/A          N/A                   N/A                  N/A

------------------------

(1) Mr. Bachli has been the President and Chief Executive Officer of the Company since its incorporation in September 1999 and has not received any compensation from the Company. See-Certain Relationships and Related Transactions.

(2) Mr. Decker, as Chairman and Co-Chief Executive Officer of CFB from
    December 1998 to April 1999 did not receive any compensation from the Company. Mr. Ferguson was President and Chief Executive Officer of CFB from April 1999 to December 1999. See-Certain Relationships and Related Transactions.

(3) Represents stock options granted under the California Financial Bancorp 1999 Stock Option Plan and the Placer Capital Co. 1999 Stock Option Plan in 1999. The number of shares has been adjusted to reflect the conversion of options pursuant to the terms of the CCB Merger and the PCC Exchange Ratio. See-Directors' Options.

(4) Includes $4,300 contributed by BOC to Mr. Ferguson's account in the BOC 401(k) Plan and a $7,200 auto allowance. Mr. Ferguson will be entitled to certain payments in the event of termination of employment. See-Employment Agreements with Harvey Ferguson.

(5) Includes $3,900 contributed by BOC to Mr. Ferguson's account in the BOC 401(k) Plan and a $6,000 auto allowance. In addition, as a result of the acquisition of all of the outstanding stock of BOC by CFB, effective as of December 31, 1998 (the "BOC Acquisition"), Mr. Ferguson received $945,000 under his prior salary continuation agreement with BOC and $211,120 in cancellation of his BOC stock options.

COMPENSATION OF DIRECTORS

    Except for Messrs. Decker, Bachli and Byrom, who serve without compensation, members of the Board of Directors receive a retainer of $1,000 per month for service as members of the Board of Directors. In addition, members of Committees of the Board of Directors receive a retainer of $500 per month for each committee of which a director is a member and chairpersons of committees of the Board of Directors receive a retainer of $750 per month. Additionally, in 1999 certain directors received options under the CFB Plan and the PCC Plan, both as defined below under Stock Option Plans. See--Directors' Options.

COMPENSATION AND PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
  COMPENSATION DECISIONS

    The Board has established the Compensation and Personnel Committee and appointed Mr. Heitzler as Chairman and Messrs. Decker, Kushner and Ronnenberg as members. No member of the Compensation and Personnel Committee is a current or former officer of the Company except for Mr. Decker, who was Chairman of the Board of Directors and Co-Chief Executive Officer of CFB from January 1 to
April 30, 1999.

OTHER INFORMATION

    Certain incidental personal benefits to executive officers of the Company (not otherwise disclosed in this Proxy Statement) may result from expenses incurred by the Company in the interest of attracting and retaining qualified personnel. With respect to any individual Named Executive Officer, the aggregate amount of such compensation for the 1999 fiscal year did not exceed the lesser of $50,000 or ten percent (10%) of the compensation reported in the Cash Compensation Table for such individual Named Executive Officer.

EMPLOYMENT AGREEMENTS WITH HARVEY FERGUSON

    As a condition to the BOC Acquisition, Harvey Ferguson entered into an employment agreement with BOC. The term of Mr. Ferguson's employment agreement began on December 31, 1998, the effective date of the BOC Acquisition. Pursuant to the employment agreement, Mr. Ferguson was employed by BOC as Chief Executive Officer and was to receive base compensation of $130,000 per year and be eligible for a discretionary annual bonus, in an amount not to exceed $20,000. In May of 1999, the agreement with BOC was terminated in consideration of a new contract entered into by and among CFB, BOC, and Mr. Ferguson. Under the terms of this contract, Mr. Ferguson received base compensation of $165,000 per year and was eligible for a discretionary bonus. As a result of the merger of CFB with and into the Company on December 14, 1999 (the "CCB Merger"), CFB's obligations under this agreement were assumed by the Company.

    In September of 2000, the 1999 agreement was terminated in consideration of a new contract entered into by and between the Company and Mr. Ferguson, pursuant to which Mr. Ferguson was appointed Executive Vice President and Chief Administrative Officer of the Company. Under the terms of this new contract, Mr. Ferguson receives base compensation of $185,000 per year and is eligible for a discretionary bonus. This new agreement terminates on December 31, 2003.

    Mr. Ferguson also receives other benefits, including reimbursement of expenses, insurance, an automobile allowance of $600 per month, payment of country club dues, vacation pay and participation in other benefit programs generally provided to other employees and/or senior executives.

    In the event that Mr. Ferguson is terminated without cause, as defined in the current employment agreement, Mr. Ferguson would receive severance pay in the amount of one year of his then-base compensation, any unvested options to purchase common stock of PCC or the Company will become fully vested and Mr. Ferguson will have the right to exercise all options previously granted to him for a period of two years after termination of his employment.

    In the event that Mr. Ferguson's current employment agreement expires and is not renewed or replaced, any unvested options to purchase common stock of PCC or the Company will become fully vested and Mr. Ferguson will have the right to exercise all options previously granted to him for a period of two years after the expiration of his employment agreement.

    Under certain circumstances including (1) a merger in which the Company is not the surviving corporation the majority of the capital stock of which is not owned by the sole stockholder of the Company or an affiliate thereof; or (2) a transfer of all or substantially all of the assets of the Company; or (3) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Company wherein more than fifty percent (50%) of the outstanding shares of the Company are transferred to any other partnership, corporation, trust or business entity (each a "Change in Control"); or (4) the dissolution of the Company, Mr. Ferguson's agreement will not be terminated, but instead, the surviving or resulting corporation shall be bound by and shall have the benefit of the provisions of the agreement. Notwithstanding the foregoing, in the event of a Change in Control and in the event that, during the twelve month period following such Change in Control, Mr. Ferguson terminates his employment with the Company following a reduction in Mr. Ferguson's duties or title, or a reduction in his base salary, Mr. Ferguson will receive a single sum severance payment equal to twelve (12) months of his then current base salary, less customary withholdings and taxes, any unvested options to purchase common stock of PCC or the Company will become fully vested and Mr. Ferguson will have the right to exercise all options previously granted to him for a period of two years after termination of his employment.

    In connection with his employment agreement, Mr. Ferguson and the Company also entered into a consulting and noncompetition agreement which would become effective in the event of and as of the date that Mr. Ferguson's employment with the Company is terminated without cause during the term of his employment agreement. The consulting and noncompetition agreement provides that Mr. Ferguson would receive consulting fees over the eighteen (18) month term of the agreement in an amount equal to one year of his then-base compensation as of the date of termination of his employment agreement.

STOCK OPTION PLANS
CALIFORNIA FINANCIAL BANCORP 1999 STOCK OPTION PLAN

    In connection with the CCB Merger, CCB assumed the California Financial Bancorp 1999 Stock Option Plan (the "CFB Plan") and all outstanding options to purchase shares of CFB Common Stock under the CFB Plan were converted into options to purchase shares of Company Common Stock. As of December 31, 1999, and after giving effect to the CCB Merger, there were options to purchase 281,758 shares of Company Common Stock outstanding under the CFB Plan. No further options will be granted under the CFB Plan.

    The terms of the CFB Plan are essentially the same as those of the CCB Plan, except that under the CFB Plan, if, in the event of a change of control, the CFB Plan and unexercised options thereunder are terminated, all option holders shall have the right to exercise the options prior to the consummation of the transaction causing such termination. Additionally, in the event of such a change of control, the vesting of all unexercised options under the CFB Plan will be accelerated and each optionee will have the right to exercise all of his or her options prior to the consummation of the transaction causing such termination.

PLACER CAPITAL CO. 1999 STOCK OPTION PLAN

    The Placer Capital Co. 1999 Stock Option Plan (the "PCC Plan") was designed to attract, retain and motivate directors, officers and key employees of PCC and its affiliates. "Affiliate" is defined to mean any corporation which controls, is controlled by, or is under common control with, PCC.

    As discussed below, the Company has entered into an Assumption Agreement with PCC that provides for assumption by the Company of all options granted under the PCC Plan under certain circumstances. In the event that options were granted for all of the shares reserved for issuance under the PCC Plan, and those options were assumed by the Company, the total number of shares of CCB Common Stock available for issuance would be 3,912,195. That number of shares will be subject to adjustment if the outstanding shares of PCC Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of PCC, through a reorganization, merger, or recapitalization. As of December 31, 1999, options to purchase 1,310,885 shares of CCB Common Stock (assuming that all such options were assumed by the Company) were outstanding under the PCC Plan. The terms of the PCC Plan are essentially the same as those of the CFB Plan.

ASSUMPTION AGREEMENT

    In consideration of PCC granting stock options to directors, officers and employees of its affiliates, the Company and PCC have entered into an Assumption Agreement which provides that the Company will assume options granted under the PCC Plan at the earliest time that the Company can legally provide for the acceleration of stock options upon a change of control, of the Company. Additionally, in the event a proposed transaction constituting a change of control of the Company is presented to the Company prior to the assumption of outstanding options under the PCC Plan, the Company shall assure that such transaction shall be expressly conditioned upon the acquiring party assuming all of PCC's outstanding options.

CALIFORNIA COMMUNITY BANCSHARES, INC. 1999 STOCK OPTION PLAN

    The California Community Bancshares, Inc. 1999 Stock Option Plan (the "CCB Plan") was designed to attract, retain and motivate directors, officers and key employees of the Company and its subsidiaries by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and its subsidiaries, and to continue their association with the Company and its subsidiaries. The CCB Plan is subject to the approval of the Company's stockholders. It permits the granting of nonqualified stock options and incentive stock options during a period of ten years from the date of adoption by the Board of Directors. The CCB Plan is administered by the Compensation and Personnel Committee of the Board of Directors.

    The total number of shares of Company Common Stock reserved under the CCB Plan is 7,607,498, subject to adjustment if the outstanding shares of Company Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company. Under the CCB Plan, all options are granted at an exercise price of not less than 100% of the fair market value of the Company Common Stock at the time the option is granted. The CCB Plan provides for the granting of options for exercise periods of up to ten years from the date of the grant, with the exact exercise period to be determined by the Board of Directors or the Compensation and Personnel Committee. The exercise period of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. No options have been granted under the CCB Plan to date.

    The Board of Directors is seeking the approval of the stockholders of the CCB Plan. See Proposal No. 2 below.

GRANTS OF OPTIONS

    No individual grants of stock options during fiscal year 1999 were made to the Named Executive Officers except as follows:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                             INDIVIDUAL GRANTS
                       ----------------------------------------------------------------------------------------------
                             NUMBER OF          % OF TOTAL OPTIONS    EXERCISE OR
                       SECURITIES UNDERLYING   GRANTED TO EMPLOYEES   BASE PRICE
NAME                    OPTIONS GRANTED (#)       IN FISCAL YEAR        ($/SH)                EXPIRATION DATE
----                   ---------------------   --------------------   -----------      ------------------------------
RONALD W. BACHLI,....            -0-                     N/A               N/A                      N/A

RICHARD W. DECKER,               -0-                     N/A               N/A                      N/A
  JR.................

HARVEY FERGUSON......         54,888(1)                 21.0%            $5.47(1)         32,933 shares--04/30/09;
                              55,112(2)                  6.0%            $6.64(2)         21,955 shares--02/19/09
                                                                                                  12/14/09

------------------------

(1) Represents stock options granted under the CFB Plan in 1999. The number of shares and the exercise price have been adjusted to reflect the conversion of options pursuant to the terms of the CCB Merger.

(2) Represents stock options granted under the PCC Plan in 1999. The number of shares and the exercise price have been adjusted to reflect the PCC Exchange Ratio as defined herein. See--Directors' Options.

OPTIONS EXERCISED AND VALUE OF UNEXERCISED OPTIONS

    No stock options were exercised by any of the Named Executive Officers during fiscal year 1999. The following table shows the value at December 31, 1999 of unexercised options on an aggregated basis held by each of the Named Executive Officers:

               AGGREGATED IN LAST FISCAL YEAR AND FY-END IN 1999

                                                      NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                     OPTIONS AT FY-END (#)           AT FY-END ($)(1)
NAME                                               EXERCISEABLE/UNEXERCISABLE   EXERCISEABLE/UNEXERCISABLE
----                                               --------------------------   --------------------------
RONALD W. BACHLI.................................          N/A                          N/A

RICHARD W. DECKER, JR............................          N/A                          N/A

HARVEY FERGUSON..................................     None / 110,000               None / $64,219

------------------------

(1) Based on a per share price at December 31, 1999 of $6.64.

DIRECTORS' OPTIONS

    In 1999, the following directors of the Company received options under the CFB Plan. The number of shares and exercise price have been adjusted to reflect the conversion of options pursuant to the terms of the CCB Merger.

                                                  NUMBER OF
                                            SECURITIES UNDERLYING   EXERCISE OR BASE PRICE
NAME                                         OPTIONS GRANTED (#)            ($/SH)           EXPIRATION DATE
----                                        ---------------------   ----------------------   ---------------
JOSEPH P. HEITZLER........................          1,829                    6.94               08/25/09

ROBERT J. KUSHNER.........................         25,614                    5.47               02/18/09

CLIFFORD R. RONNENBERG....................         45,740                    5.47               02/18/09

    Additionally, in 1999 the following directors of the Company received options under the PCC Plan. The number of shares and exercise prices have been adjusted to reflect the conversion of PCC options into options to receive
CCB shares at an exchange ratio of approximately 2.4605 (the "PCC Exchange Ratio").

                                                  NUMBER OF
                                            SECURITIES UNDERLYING   EXERCISE OR BASE PRICE
NAME                                         OPTIONS GRANTED (#)            ($/SH)           EXPIRATION DATE
----                                        ---------------------   ----------------------   ---------------
ROBERT J. KUSHNER.........................         29,526                    4.06               08/20/09

ROBERT J. KUSHNER.........................         14,387                    6.64               12/13/09

JOSEPH P. HEITZLER........................         38,170                    6.64               12/13/09

LARRY D. MITCHELL.........................         20,000                    6.64               12/13/09

LARRY D. MITCHELL.........................         29,526                    6.64               10/28/09

CLIFFORD R. RONNENBERG....................         20,000                    6.64               12/13/09

JAYNIE STUDENMUND.........................         20,000                    6.64               12/13/09

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    There have been no material transactions, except as disclosed below, since January 1, 1999, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five-percent stockholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

TRANSACTIONS WITH MANAGEMENT

    Some of the directors, officers and principal stockholders of the Company and the companies with which they are associated have been customers of, and have had banking transactions with, the Banks in the ordinary course of the Banks' business since January 1, 1999, and the Banks expect to have such banking transactions in the future. All loans and commitments to lend included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and in the opinion of the Company, did not involve more than the normal risk of collectibility or present other unfavorable features.

INVESTMENT BANKING SERVICES; PSB ACQUISITION

    Belvedere is the general partner of the California Fund, which held 95.5% of the outstanding shares of Company Common Stock as of the Record Date. Ronald W. Bachli, President and Chief Executive Officer and a director of the Company and Richard W Decker, Jr., Chairman of the Board and a director of the Company are principals of Belvedere.

    Under an agreement dated October 1, 1999, Belvedere serves as the exclusive financial advisor to the Company pursuant to which the Company has agreed to pay Belvedere (i) with respect to any debt financing obtained by the Company in connection with an acquisition transaction, where Belvedere provides financial advisory services, an amount equal to three percent (3%) of the aggregate amount financed in the transaction; (ii) with respect to any equity financing by an investor other than the California Fund obtained by the Company in connection with an acquisition transaction, where Belvedere provides financial advisory services, an amount equal to five percent (5%) of the aggregate amount financed in the transaction (including the value of any future specified and/or contingent financing payments); (iii) with respect to any debt financing obtained by the Company other than in connection with an acquisition transaction, where Belvedere provides financial advisory services, an amount equal to three percent (3%) of the aggregate amount financed; and (iv) with respect to any equity financing by an investor other than the California Fund obtained by the Company other than in connection with an acquisition transaction, where Belvedere provides financial advisory services, an amount equal to five percent (5%) of the aggregate amount financed (including the value of any future specified and/or contingent financing payments).

    Under a substantially similar agreement dated August 10, 1999, Belvedere served as the exclusive financial advisor to PCC and, in that capacity, provided financial advisory services in connection with evaluating and negotiating the acquisition of control of PSB by the California Fund (the "PSB Acquisition"). The Company assumed the obligations of PCC under that agreement and paid fees of $660,000 to Belvedere in 2000 in connection with the PSB Acquisition, of which $330,000 in the aggregate was received by Messrs. Bachli and Decker. Services rendered by Belvedere in connection with the PSB Acquisition included negotiating the terms and conditions of the Term Loan and the Revolving Line, as defined below.

    On August 11, 1999, PSB was acquired by PCC, a wholly-owned subsidiary of CCB, which was organized for the purpose of facilitating the PSB Acquisition. PCC funded the PSB Acquisition through the sale of $53 million of PCC Common Stock, the sale of $18.5 million of subordinated debentures and the sale of $3.5 million of preferred stock, as described below. Messrs. Bachli, Decker and Byrom are the sole directors of PCC.

    In connection with the PSB Acquisition, Placer Capital Funding LLC, a California limited liability company (owned by the principals of Belvedere) ("Placer Funding") and Placer Trust, a Delaware business trust, 100% of the common securities of which is owned by PCC, were organized. Placer Funding obtained a $22 million commercial bank loan from an unaffiliated bank (the "Term Loan") and used the proceeds of the Term Loan to purchase $18.5 million of trust preferred securities from Placer Trust and $3.5 million to purchase one share of 8% noncumulative preferred stock from PCC. The Term Loan is secured by the trust preferred securities and the noncumulative preferred stock. Placer Trust, in turn, used the proceeds from the sale of the trust preferred securities to purchase $18.5 million of subordinated debentures from PCC. In addition to the Term Loan, PCC obtained a $3.0 million revolving line of credit from the same commercial bank (the "Revolving Line") secured by all of the outstanding shares of PSB common stock. The Company became a co-obligor on the Revolving Line in July 2000. The credit agreements for each of the Term Loan and the Revolving Line contain cross-default provisions.

REIMBURSEMENT AND TAX SHARING AGREEMENTS

    The Company has entered into agreements with each of the Banks pursuant to which the Banks have agreed to reimburse the Company for certain expenses incurred by the Company in rendering management services on terms and conditions consistent with the requirements of Sections 23A and 23B of the Federal Reserve Act. In addition, the Company has entered into a tax sharing agreement with the Banks providing for the allocation of tax obligations among the Company and the Banks in compliance with regulatory requirements.

EXECUTIVE COMPENSATION

    As indicated above in Executive Compensation, the Chief Executive Officer of the Company receives no compensation from the Company. However, the Chief Executive Officer is compensated by Belvedere. Except as disclosed above under Investment Banking Services, neither Belvedere nor the California Fund receives any compensation from the Company or any of its subsidiaries.

                                 PROPOSAL NO. 2
             APPROVAL OF THE CALIFORNIA COMMUNITY BANCSHARES, INC.
                             1999 STOCK OPTION PLAN

    On October 12, 1999, the Board of Directors of the Company adopted the California Community Bancshares, Inc. 1999 Stock Option Plan, (the "CCB Plan"). On April 4, 2000, the Board of Directors of the Company adopted certain revisions to the CCB Plan.

    The CCB Plan set aside 7,607,498 shares of Company Common Stock for which options may be granted to directors, officers and employees of the Company and its subsidiaries, as well as certain independent contractors providing services to the Company or its subsidiaries. As of the Record Date, four hundred and eleven (411) directors, officers and employees of the Company and its subsidiaries were eligible to be granted options under the CCB Plan. The Board of Directors believes that the Company's future growth and success depend upon retaining individuals of outstanding ability and upon motivating their efforts on behalf of CCB through the grant of options to purchase Company Common Stock.

    Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting.

    The Plan provides for both the grant of "incentive stock options," as defined in Section 422b of the Internal Revenue Code (the "Code") only to employees of CCB and its subsidiaries, and non-statutory options (options which do not meet the requirements of Section 422b) to employees, directors and certain independent contractors providing services to CCB and its subsidiaries. The exercise price of any option granted under the CCB Plan may not be less than 100% of the fair market value of the Company Common Stock on the date of grant. Shares subject to options under the CCB Plan may be purchased for cash or in exchange for shares of CCB Common Stock or other valid consideration. The CCB Plan is not a qualified deferred compensation plan within the meaning of
Section 401(a) of the Code, nor is the CCB Plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

    Unless otherwise provided by the Board, an option granted under the CCB Plan and not exercised within ten years from the date of grant will expire, and the shares subject to the option become available for future grants. The Board of Directors determines to whom options will be granted and the terms of each option granted, including the exercise price, number of shares subject to the option, the vesting provisions thereof, and whether the option will be an incentive or non-statutory option. The CCB Plan may be amended, suspended or terminated by the Board, but no such action may impair rights under a previously granted option. Each option is generally exercisable for its term during the lifetime of the optionee only so long as the optionee remains employed by CCB. No option is transferable by the optionee other than by will or the laws of descent and distribution. The CCB Plan will expire in October, 2008 unless terminated earlier by the Board of Directors.

    No options have been granted to date under the CCB Plan.

    The following is a description of the material features of the CCB Plan.

    1. PURPOSE. The purpose of the Plan is to enable the Company to attract, retain and motivate directors, officers and key employees of the Company and its subsidiaries by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and its subsidiaries, and to continue their association with the Company and its subsidiaries.

    2. ADMINISTRATION AND AMENDMENT OF THE CCB PLAN. The Plan provides for administration by the Board of Directors or by a committee composed of directors such as the Compensation and Personnel Committee, appointed by the Board of Directors for this purpose (the "Committee"). The Committee has the basic responsibility and authority to make all determinations deemed necessary or advisable for administering the CCB Plan, including, but not limited to, determining which persons are eligible for selection as participants in the CCB Plan and establishing the terms and conditions to be included in every option agreement within the framework of the CCB Plan.

    The Board of Directors of the Company or the Committee may from time to time alter or amend the CCB Plan or alter or amend any and all agreements evidencing options granted thereunder. An amendment of the CCB Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. Except as provided in the CCB Plan with respect to adjustment of and changes in the shares, no termination, modification or amendment of the CCB Plan may, without the consent of the optionee to whom an option shall theretofore have been granted, adversely affect the rights of such optionee under such option.

    3. ELIGIBILITY FOR PARTICIPATION. Options may be granted under the CCB Plan to directors, officers and employees of the Company and its subsidiaries, as well as independent contractors providing services to the Company or its subsidiaries. The Board of Directors has absolute discretion to determine which directors, officers, employees and independent contractors are eligible to participate in the CCB Plan.

    4. NUMBER OF SHARES SUBJECT TO CCB PLAN. The Company may issue up to 7,607,498 shares of Common Stock upon the exercise of options granted under the CCB Plan. Options may be granted to directors and officers of the Company or its subsidiaries and independent contractors providing services to the Company or its subsidiaries. Only employees of the Company or its subsidiaries may be granted incentive options under the CCB Plan. The number of shares available for issuance under the CCB Plan is subject to adjustment for stock dividends, stock splits and changes into or exchanges for other securities of the Company or of another corporation. In the event of any such change in the outstanding Common Stock of the Company, the Board of Directors shall substitute for or add to each share of Common Stock theretofore appropriated or thereafter subject to an option under the CCB Plan, the number and kind of shares or other securities into which each such share shall be so changed or exchanged, or to which each such share shall be entitled, as the case may be. An appropriate like adjustment shall be made to the number and kind of shares as to which outstanding options, or portions thereof then unexercised, may be exercised. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

    In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board of Directors may, in its discretion, provide for the assumption by the surviving or resulting corporation of every option outstanding under the CCB Plan.

    5. GRANTS, TERMS AND CONDITIONS OF OPTIONS. Options may be granted at any time and from time to time prior to the termination of the CCB Plan to those directors, officers, employees of the Company and its subsidiaries, and independent contractors providing services to the Company or its subsidiaries, who, in the judgment of the Board of Directors, contribute to the successful conduct of the operation of the Company through their judgment, interest, ability and special efforts.

    The exercise price under each stock option shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted, as such value is determined by the Board of Directors or the Committee. In addition, if a participant owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option shall not be less than 110 percent (110%) of such fair market value at the time such option is granted.

    The purchase price shall be paid in full at the time of purchase, plus any income taxes which may then be due and payable, for the number of shares being purchased by: (a) cash, certified check, official bank check, or the equivalent thereof acceptable to the Company; or (b) tender of shares of the Company's Common Stock with a fair market value as of the date of exercise equal to the exercise price, or the

Company's withholding of shares with a fair market value as of the date of exercise equal to the exercise price that otherwise would be issued upon the exercise of the option (a "Cashless Exercise"); or (c) by any combination thereof.

    6. DURATION AND EXERCISE OF OPTIONS. Each option granted under the CCB Plan shall be exercisable in such manner and at such time, up to but not exceeding ten years from the date the option is granted, as the Board of Directors or the Committee shall determine at the time the option is granted. Stock options granted under the CCB Plan shall provide that such options shall vest at a minimum rate of at least 20% per year. If an officer or employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, however, the option term for an incentive option may not exceed five (5) years from the date of grant.

    Any portion of an option not exercised shall accumulate and can be exercised by the optionee any time prior to the expiration of ten years from the granting date, unless earlier terminated pursuant to the terms of the CCB Plan.

    Upon the termination of an optionee's employment or a person's status as a director or the provision of services by an consultant service to the Company, his or her rights to exercise an option then held by the optionee shall be only as follows:

        (1) In the event the optionee's employment or status as a director or independent contractor is terminated because of death or disability, the option may be exercised by the optionee or his or her qualified representative, to the extent that the optionee was entitled to exercise such option on the date of his or her death or disability, for a period of twelve months, but in no event beyond the term of the option.

        (2) If an optionee's employment or status as an independent contractor is terminated for cause or if an optionee is removed from any office or directorship of the Company by any regulatory agency or is removed as a director pursuant to applicable provisions of the Delaware General Corporation Law, his or her option terminates immediately.

        (3) If an optionee's employment or status as a director or independent contractor terminates for any reason other than death, disability or cause, his or her option may be exercised, to the extent such option was exercisable on the date of termination, in the case of an incentive option for a period of three (3) months following such termination and in the case of a non-statutory option for a period of three (3) months and one (1) day following such termination (subject to extension by the Board of Directors), but in no event beyond the term of the option.

    Options under the CCB Plan are not transferable in any manner other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to a member of the optionee's immediate family. Such options may be exercised, during the lifetime of an optionee, only by the optionee.

    Options granted under the CCB Plan may also contain such other provisions, which shall not be inconsistent with the above terms, as the Board of Directors or Committee deems appropriate. No option, however, nor anything contained in the CCB Plan, shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries nor limit in any way the right of the Company to terminate his or her employment at any time.

    7. FEDERAL INCOME TAX EFFECTS OF STOCK OPTIONS. The Taxpayer Relief Act of 1997 (the "1997 Act") and the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") made significant changes to the federal income taxation of capital gains for individuals. Generally, for sales of capital assets (other than real property, certain collectibles, and certain small business stock), the maximum capital gains rate is 20% if the asset is held for more than 12 months. If the asset is held for one year or less, the gain is short term capital gain which is taxed up to a maximum rate of 39.6%. Finally, certain capital assets acquired after December 31, 2000 and which are held for at least five years will be taxed at a maximum 18% rate. Conforming amendments were made to the alternative minimum tax.

    A.  INCENTIVE STOCK OPTIONS

    An employee realizes no income upon the grant of an incentive stock option and consequently is not subject to any federal income tax consequences at that time. The employee also realizes no income by exercising the incentive option with a cash payment, provided the optionee remained an employee of the Company (or of any of its affiliates) at all times during the period beginning with the date of grant of the option and ending three (3) months before the date of exercise. However, the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price is an adjustment in computing alternative minimum taxable income which could subject the employee to federal tax liability under the alternative minimum tax. The alternative minimum tax is a separate federal income tax designed to impose at least a minimum amount of tax on economic gain. The alternative minimum tax must be paid if it exceeds the optionee's regular income tax. Therefore, a large spread between the fair market value of the stock and the exercise price may result in the imposition of the alternative minimum tax.

    In order to obtain the most favorable tax consequences, the employee must not sell the stock acquired pursuant to an incentive stock option until two years after the option was granted and one year after the option was exercised. If the sale occurs after both holding periods have lapsed, the employee will be taxed at capital gain rates on gain equal to the amount the optionee receives for the stock less the amount he or she paid to exercise the option. Generally, that gain will be taxed at a maximum 20% federal rate if the employee has held the stock for more than 12 months.

    The tax consequences may differ from those described above if the employee sells the stock acquired by exercising an incentive stock option before both the two year and one year holding period requirements have been satisfied (a "disqualifying disposition"). In that case, the employee will realize ordinary compensation income subject to federal income tax in the year the stock is sold equal to the lesser of (i) the fair market value of the stock on the exercise date less the exercise price, or (ii) the amount realized on the sale of the stock less the exercise price. Any excess of sale proceeds over the fair market value of the stock on the exercise date will be capital gain (taxed at the various rates discussed above, depending on the employee's holding period for the stock).

    A disqualifying disposition of the stock acquired upon exercise of an incentive stock option also has alternative minimum tax consequences. If an employee acquires stock by exercising an incentive stock option and disposes of that stock in the same tax year, the regular tax and alternative minimum tax treatments are the same. If that stock is disposed of in a disqualifying disposition in a later tax year, the "spread" between the option price and the fair market value of the stock is included in alternative minimum taxable income in the exercise year and in regular taxable income in the disposition year.

    Generally, the Company is not entitled to a deduction resulting from the grant or exercise of an incentive stock option. In the case of a disqualifying disposition, however, the Company may deduct an amount equal to the amount that the employee recognizes as compensation income.

    An employee may exercise incentive stock options granted under the CCB Plan that first become exercisable in a calendar year, provided that the aggregate initial fair market value of the stock so acquired (as determined at the times the options are granted) does not exceed $100,000. In addition, an employee may exercise any option, without regard to the $100,000 limitation, at any time after the calendar year in which it becomes first exercisable. To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all plans of the Company or any subsidiary corporations) exceeds $100,000, such options will be treated as nonstatutory stock options.

    Special rules apply to persons involved in insolvency or bankruptcy proceedings and to the exercise of incentive stock options by estates, heirs and legatees.

    B.  NONSTATUTORY STOCK OPTIONS

    An optionee who is granted a nonstatutory option in connection with the performance of services generally realizes no ordinary income at that time. In most cases, the optionee will realize compensation income and consequently will be subject to federal income tax at the time the optionee exercises the option with a cash payment. The optionee must include as ordinary income the excess, if any, of the fair market value of the stock received over the exercise price. If the optionee is an employee, the Company is required to withhold income and employment taxes at the time the optionee includes the amount in income.

    The basis for determining gain or loss on the sale of stock received through the exercise of a nonstatutory option is the amount paid for the stock plus that amount included in income on the exercise of the option. If a stockholder holds his or her stock for more than 12 months, the gain generally will be long term capital gain taxed at a maximum 20% federal tax rate.

                                 PROPOSAL NO. 3
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of KPMG LLP, which served the Company as independent public accountants for 1999, has been selected by the Board of Directors of the Company to be the Company's independent public accountants for 2000. All Proxies will be voted "FOR" ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

    Representatives from the accounting firm of KPMG LLP will be present at the Meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

    Next year's Annual Meeting of Stockholders will be held on or about
April 30, 2001. The deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement and Form of Proxy for the 2001 Annual Meeting of Stockholders is February 28, 2001, unless such meeting date is changed by more than 30 calendar days in which case such proposals must be received by a reasonable time prior to the mailing of the Proxy Statement. Additionally, with respect to any proposal by stockholders not submitted for inclusion in the Bank's Proxy Statement, if notice of such proposal is not received by February 28, 2001, such notice will be considered untimely, and the Board's proxy holders shall have discretionary authority to vote on such proposal.

                             OTHER PROPOSED ACTION

    The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, Proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

                                          CALIFORNIA COMMUNITY BANCSHARES, INC.

San Francisco, California
October 24, 2000

                               CALIFORNIA COMMUNITY
                                 BANCSHARES, INC.

                          ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, OCTOBER 24, 2000
                                     6:00 P.M.

                             COYOTE HILLS COUNTRY CLUB
                            1440 EAST BASTANCHURY ROAD
                                   FULLERTON, CA


   CALIFORNIA COMMUNITY BANCSHARES, INC.
   ONE MARITIME PLAZA, SUITE 825, SAN FRANCISCO, CA 94111                  PROXY
________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON OCTOBER 24, 2000.

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders of California Community Bancshares, Inc., and the accompanying Proxy Statement dated October 24, 2000 and revoking any Proxy heretofore given, hereby constitutes and appoints Ronald
W. Bachli and Richard W. Decker, Jr., and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of California Community Bancshares, Inc., a Delaware corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of California Community Bancshares, Inc., to be held at Coyote Hills Country Club, 1440 East Bastanchury Road, Fullerton, California on Tuesday, October 24, 2000 at 6:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.


                     SEE REVERSE FOR VOTING INSTRUCTIONS.

       IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                             - PLEASE DETACH HERE -

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1.  Election of directors:     01 J. Thomas Byrom    02 Clifford R. Ronnenberg      / /  Vote FOR            / /  Vote WITHHELD
                                                                                         all nominees             from all nominees
                                                                                         (except as marked)
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,             _______________________________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                    _______________________________________________

2.  To approve the California Community Bancshares, Inc. 1999 Stock Option Plan.            / / For   / / Against   / / Abstain

3.  To approve the proposal to ratify the appointment of KPMG LLP as                        / / For   / / Against   / / Abstain
    independent public accountants for the Company's 2000 fiscal year.

4.  In their discretion, the proxy holders are authorized to vote upon such other           / / For   / / Against   / / Abstain
    business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box  / /                                                                   Date _________________________
Indicate changes below:

                                                                                    _______________________________________________


                                                                                    _______________________________________________

                                                                                    Signature(s) in Box

                                                                                    Please sign exactly as your name(s) appear on
                                                                                    Proxy. If held in joint tenancy, all persons
                                                                                    must sign. Trustees, administrators, etc.,
                                                                                    should include title and authority. Corporations
                                                                                    should provide full name of corporation and
                                                                                    title of authorized officer signing the proxy.